UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2013

Date of reporting period:	April 30, 2013

KOREA EQUITY FUND, INC.

June 20, 2013

To Our Shareholders:

We present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2013.

The Net Asset Value per share (“NAV”) of the Fund decreased by 0.5% and the closing market price of the Fund (on the New York Stock Exchange) increased by 0.7% for the six months ended April 30, 2013, after giving effect for the reinvestment of income dividends and long-term capital gain distributions. The closing market price of the Fund on April 30, 2013 was $8.70, representing a discount of 9.1% to the NAV of $9.57. The net assets of the Fund totaled $93,265,715 on April 30, 2013.

The Korea Composite Stock Price Index (“KOSPI”) increased from 1,912.06 to 1,963.95 or 2.7%, in local currency terms, during the six months ended April 30, 2013. Including the South Korean Won (“Won”) depreciation of 1.0% during the six months ended April 30, 2013, this represented a total increase of 1.7% in United States (“U.S.”) dollar terms. The Fund’s NAV underperformed the KOSPI, in U.S. dollar terms, by 2.2 percentage points during the six months ended April 30, 2013.

For the quarter ended April 30, 2013, the KOSPI increased from 1,961.94 to 1,963.95, or 0.1% in local currency terms. Including the Won depreciation of 1.2% for the quarter, this represented a total decrease of 1.1% in U.S. dollar terms. The NAV of the Fund decreased by 1.2% and underperformed the KOSPI, in U.S. dollar terms, by 0.1%. The Fund’s share price decreased by 2.4% during the quarter.

South Korean Economy

The Bank of Korea reduced its growth forecast for South Korea’s gross domestic product (“GDP”) from 3.2% in October 2012 to 2.6% in April 2013. Real GDP recorded a growth rate of 1.5% year-over-year (“yoy”) in the first quarter of 2013. Real GDP increased by 0.9% quarter-over-quarter (“qoq”) in the first quarter of 2013 in comparison to 0.3% qoq in the fourth quarter of 2012. The minor growth of GDP was mainly attributed to increases in mining and quarrying of 5.6%, construction of 3.7%, and health and social work of 3.4%. In April 2013, Korean export growth was relatively flat, recording an increase of 0.4% yoy. Demand from developed countries slightly turned positive with an increase in exports to the U.S. of 4.5% yoy and Europe of 11.0% yoy. Exports to Southeast Asia showed a stable growth of 12.9% yoy and those to China also increased by 16.8%. Exports of Information Technology (“IT”) rose 17.2% yoy, while petroleum products, automobile and steel exports declined 2.2%, 2.1% and 13.2% yoy, respectively.

Consumer Price Index (“CPI”) headline inflation decreased from 2.1% in October 2012 to 1.2% in April 2013. The decrease was mainly attributed to a decline in transportation costs. During the review period, the Monetary Policy Committee of the Bank of Korea maintained its policy rate at 2.75%. Consumer confidence enhanced from 100 in November 2012 to 102 in April 2013. The jobless rate remained stable at 3.1% in April 2013.

South Korean Stock Market

During the period under review, the KOSPI increased from 1,912.06 to 1,963.95. Consumer Electronics sector stocks, such as Samsung Electronics Co., Ltd., continued to outperform due to positive earnings generated from solid smart phone sales. SK Hynix Inc also performed well due to the recovery of the memory industry. The Food and Beverage sector continued to outperform from stable earnings growth along with margin improvement. Hotel and Casino sector stocks, such as Paradise Co., Ltd. and Grand Korea Leisure Co., Ltd. also performed well from solid growth of inbound visitors from China. The Telecommunication sector experienced gains from improved earnings expectations driven by stable average revenue per user growth from the expansion of the LTE network.

On the other hand, Transportation equipment stocks underperformed given concerns regarding the slowdown of shipment growth due to currency appreciation and labor union-related issues. Chemicals and iron/steel stocks also lagged behind the market as weak demand in China has continued amid ongoing macroeconomic uncertainty. The Construction and Machinery sectors also underperformed due to weakening profitability and uncertain orders momentum. Shipping stocks were weak due to the slowdown of earnings momentum and an unfavorable financial structure.

Portfolio Management Activity

The Fund added Shinhan Financial Group Co., Ltd. since the company’s asset quality control will allow it to differentiate itself from its peers amid an uncertain macroeconomic environment. The Fund added Woongjin Coway Co., Ltd. given its strong profit growth due to the elimination of loss-making operations after the change of controlling shareholder. The Fund added Hankook Tire Worldwide Co. Ltd. since the company is expected to improve profitability by stabilizing raw material costs. The Fund increased its position in NCsoft Corporation as it expects new game launches in China to lead to stable earnings growth going forward. The Fund increased its position in SK Hynix Inc as the Fund believes the company will benefit from the recovery of the memory industry. The Fund increased its position in Samsung Engineering Co., Ltd. since the company’s strong market position and stable balance remains intact despite share prices reflecting negatives. The Fund also increased its position in GS Retail Company Ltd. since the company has secured a strong position in the convenience store market, which has maintained steady growth in the domestic retail sector.

The Fund trimmed down its position in Samsung Electronics Co., Ltd and Paradise Co., Ltd. in order to take profits considering the stocks’ outperformance during the period under review. The Fund disposed of its position in Hyundai Motor Company as the Fund believes currency appreciation and slowdown of shipments will negatively affect the company’s earnings. The Fund disposed of its position in KB Financial Group Inc as the Fund believes there are no specific catalysts after its failed attempt to ac-

quire an insurance company. The Fund decreased its position in Daewoo Shipbuilding & Marine Engineering Co., Ltd. as the stock rallied during the review period and the valuation has reached a high level reflecting new order momentum and earnings expectations. The Fund also disposed of KT&G Corporation since the earnings recovery in the ginseng business failed to meet expectations.

The Fund participated in a placement offering for Youngone Corporation. The Fund expects the company to achieve stable earnings growth going forward given its diversified customer base and reliable quality cost control at its overseas factories.

Investment Strategy

With the global economy steadily recovering, led by the U.S. and emerging economies, the outlook for the Asia Pacific equity markets remains broadly positive. Risk asset prices are finding support from the sustained aggressive monetary easing policies from most developed world Central Banks despite volatile equity markets.

Most regional markets are likely to maintain their upward trajectory given abundant and cheap liquidity and increased earnings per share forecasts in an environment where valuations are still reasonable. However, the Fund maintains a cautious view of the Korean equity market in the near term. From a long-term perspective, the Fund expects Korean companies to uphold steady growth due to the strong competitiveness in the global market. However, weak corporate earnings in the first quarter of 2013, lingering geopolitical tensions, and the dramatic change in the Korean Won exchange rate against the U.S. Dollar and Japanese Yen could hurt near-term profits for Korean exporters. Amid an uncertain environment, the Fund still favors technology stocks given their stable earnings and strong market position. The Fund also maintains a positive view on automobile part stocks due to stable top-line growth along with earnings recovery amid unfavorable currency environment. The Fund still favors hotel and casino stocks as an increasing number of Chinese visitors would lead to solid earnings momentum in the mid-term. Meanwhile, the Fund continues to maintain an underweight position in the petrochemical sector and steel sector due to weak demand. The Fund remains bearish on domestic retailers, given weak consumer sentiment.

The Fund will continue to maintain an over-weight position in the electrical and electronic appliance sector as it continues to outperform and remains highly competitive in the global market. The Fund upholds its positive view of Samsung Electronics Co., Ltd. due to its strong market position and solid earnings in the smartphone business. The Fund also expects strong prices in the memory industry to improve the earnings growth of SK Hynix Inc. The Fund is positive about online game companies due to their stable earnings growth as a result of their solid pipeline of new games. Meanwhile, the Fund is cautious about display and electronic component manufacturers due to concerns about their profitability outlook.

The Fund has a neutral outlook for the financial sector due to the uncertain macroeconomic conditions and possible regulatory pressure. The Fund will uphold its current position in selective banking stocks as they could benefit from a turnaround in the domestic economy caused by the new government’s fiscal stimulus package.

The Fund is cautious of Korean automobile original equipment manufacturers (“OEM”) as the Korean Won appreciation and the slowdown in shipment growth could have a negative impact on their earnings momentum. However, the Fund will consider purchasing selective automobile OEM stocks once they show signs of recovery amid the uncertain macro environment. Meanwhile, the Fund still favors automobile part manufacturers such as Hyundai Mobis given its stable revenue growth, possible margin improvements, and attractive valuations.

The Fund maintains an underweight position in the chemical sector and steel/iron sector due to weak demand. The Fund is also cautious about industrial sectors, such as construction and shipbuilding, due to concerns of a slowdown of new orders and margin squeezing. The Fund acknowledges that the uncertain global economy and increasing competition might cause this trend to continue for the time being. However, the Fund believes Korean companies have maintained good track records and attractive valuations. Hence, the Fund will continue to retain positions in companies which maintain their high competitiveness and strong market position in the global market.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Masashi Terachi

Masashi Terachi
President

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the South Korean Won/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. You cannot invest directly into an index.

CHOR WENG TAN

The Directors of Korea Equity Fund, Inc. want to express our appreciation and gratitude to Dr. Chor Weng Tan for his exemplary service and leadership during his long tenure as an Independent Director of Korea Equity Fund, Inc. He resigned as of June 30, 2013. We wish him all the best.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION

In September 2012, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—APRIL 30, 2013 (Unaudited)

KEY STATISTICS
Net Assets	$93,265,715
Net Asset Value per	$9.57
Closing NYSE Market Price	$8.70
Percentage Decrease in Net Asset Value per Share*†	(0.5%)
Percentage Increase in NYSE Market Price*†	0.7%

MARKET INDEX
Percentage Increase in Market Index*	SOUTH KOREAN WON	U.S.$
Korea Composite Stock Price Index*	2.7%	1.7%
*From November 1, 2012 through April 30, 2013
†Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term distributions

ASSET ALLOCATION
South Korean Equity Securities	96.6%
Foreign Currency	3.5%
Liabilities Less Other Assets, Net	(0.1%)
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Consumer Electronics	28.0	Wholesale	6.8
Miscellaneous Manufacturing	21.0	Information and Software	4.5
Automotive Equipment and Parts	11.9	Banking and Financial Services	3.7
Services	10.5	Chemicals and Pharmaceuticals	1.3
Insurance	7.6	Transportation	1.3

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

Issuer	Market Value	% of Net Assets
Samsung Electronics Co., Ltd.	$20,695,794	22.2
Hyundai Mobis	9,656,523	10.3
SK Hynix Inc.	5,382,337	5.8
NCsoft Corporation	4,237,307	4.5
Dongbu Insurance Co., Ltd.	4,061,264	4.4
Korea Zinc Co., Ltd.	3,731,068	4.0
Youngone Corporation	3,605,794	3.9
Samsung Engineering Co., Ltd.	3,358,007	3.6
CJ CheilJedang Corporation	3,298,700	3.5
Shinhan Financial Group Co., Ltd.	2,905,340	3.1

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS

APRIL 30, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hankook Tire Worldwide Co., Ltd.	33,770	$1,412,750	$1,468,100	1.6
Manufactures tires
Hyundai Mobis	42,559	6,554,013	9,656,523	10.3
Automotive service components
Total Automotive Equipment and Parts		7,996,763	11,124,623	11.9

Banking and Financial Services
Samsung Card Co., Ltd.	15,290	511,588	586,305	0.6
Credit card services
Shinhan Financial Group Co., Ltd.	84,020	3,214,440	2,905,340	3.1
Consumer and commercial-related financial services
Total Banking and Financial Services		3,726,028	3,491,645	3.7

Chemicals and Pharmaceuticals
Green Cross Corporation	4,428	450,064	571,700	0.6
Manufactures household medical drugs
Samsung Fine Chemicals Co., Ltd	13,139	673,045	636,785	0.7
Manufactures and sells fine chemical products
Total Chemicals and Pharmaceuticals		1,123,109	1,208,485	1.3

Consumer Electronics
Samsung Electronics Co., Ltd.	15,002	9,726,063	20,695,794	22.2
Consumer electronics, computers, and telecommunications
SK Hynix Inc.	198,340	4,345,759	5,382,337	5.8
Semiconductors
Total Consumer Electronics		14,071,822	26,078,131	28.0

Information and Software
NCsoft Corporation	28,125	4,905,632	4,237,307	4.5
Online gaming
Total Information and software		4,905,632	4,237,307	4.5

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Insurance
Dongbu Insurance Co., Ltd.	100,670	$3,867,847	$4,061,264	4.4
Non-life insurance
Samsung Fire & Marine Insurance Co., Ltd.	12,249	2,231,161	2,518,014	2.7
Non-life insurance
Samsung Life Insurance Co., Ltd.	4,960	467,889	488,428	0.5
Life insurance
Total Insurance		6,566,897	7,067,706	7.6

Miscellaneous Manufacturing
Baiksan Co., Ltd.	95,420	472,671	631,330	0.7
Development, manufacturing, and sale of artificial leather
CJ CheilJedang Corporation	11,149	3,149,332	3,298,700	3.5
Food and life science business
Dongsung Finetec Corporation†	151,605	675,691	1,367,695	1.5
Superconducting materials
Genic Co., Ltd.	1,086	47,966	27,007	0.0
Health and beauty products
Huvis Corporation	114,270	1,143,790	1,239,337	1.3
Textile products and services
Korea Zinc Co., Ltd.	13,030	3,439,978	3,731,068	4.0
Non-ferrous metals
Lock&Lock Co., Ltd.	107,150	2,370,034	2,747,261	2.9
Plastic food storage
Samsung SDI Co., Ltd.	3,606	517,748	420,551	0.5
Manufactures and sells batteries
Sung Kwang Bend Co., Ltd.	27,024	600,402	580,056	0.6
Piping materials
Woongjin Coway Co., Ltd.	38,760	1,515,759	1,962,941	2.1
Water purifiers and home appliances
Youngone Corporation	90,294	2,934,555	3,605,794	3.9
Outdoor sportswear and shoes
Total Miscellaneous Manufacturing		16,867,926	19,611,740	21.0

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Services
Cheil Worldwide Inc.†	60,210	$1,017,156	$1,486,370	1.6
Marketing communications
CJ CGV Co., Ltd.	27,784	679,157	1,419,687	1.5
Movie theaters
Grand Korea Leisure Co., Ltd.	18,090	301,640	561,506	0.6
Casino hotels
iMarketKorea Inc.	47,320	1,097,485	1,133,804	1.2
Maintenance, repair, and operations procurement services
Kangwon Land Corp.	23,830	617,053	673,708	0.7
Casinos and leisure business
Kolao Holdings	19,981	280,589	544,036	0.6
Retails cars and provides repairs and maintenance
Paradise Co., Ltd.	29,102	206,295	603,529	0.7
Casinos, spas, and hotels
Samsung Engineering Co., Ltd.	41,807	4,582,448	3,358,007	3.6
Engineering and construction
Total Services		8,781,823	9,780,647	10.5

Transportation
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	25,680	570,650	616,467	0.7
Shipbuilding
Hanjin Shipping Co., Ltd.†	77,390	891,996	578,764	0.6
Marine transportation
Total Transportation		1,462,646	1,195,231	1.3

Wholesale
GS Retail Company Ltd.	55,300	1,374,031	1,483,105	1.6
Owns and operates various stores and online retail businesses
Hyundai Greenfood Co., Ltd.	173,920	2,679,075	2,801,801	3.0
Wholesale and distribution of food
Orion Corp	1,894	1,772,221	2,002,605	2.2
Food and confectionary
Total Wholesale		5,825,327	6,287,511	6.8
TOTAL SOUTH KOREAN EQUITY SECURITIES		$71,297,973	$90,083,026	96.6

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2013
(Unaudited)

	Cost	Market Value	% of Net Assets
INVESTMENT IN FOREIGN CURRENCY
South Korea Won	$3,207,025	$3,249,827	3.5
Non-interest bearing account
TOTAL INVESTMENT IN FOREIGN CURRENCY	3,207,025	3,249,827	3.5
TOTAL INVESTMENTS	$74,504,998	$93,332,853	100.1
LIABILITIES LESS OTHER ASSETS, NET		(67,138)	(0.1)
NET ASSETS		$93,265,715	100.0

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2013.

South Korean Won	KRW	1,101.82 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2013

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$71,297,973)	$90,083,026
Investments in foreign currency, at market value (cost - $3,207,025)	3,249,827
Receivable for dividends and interest, net of withholding taxes	38,866
Prepaid expenses	40,322
Cash and cash equivalents	126,231
Total Assets	93,538,272

LIABILITIES:
Accrued management fee	64,177
Accrued directors’ fee and expenses	18,703
Other accrued expenses	189,677
Total Liabilities	272,557

NET ASSETS:
Capital stock (par value of 9,740,623 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	974,062
Paid-in capital	69,161,083
Accumulated net realized gain on investments and foreign currency transactions	4,928,429
Net unrealized appreciation on investments and foreign currency transactions	18,828,261
Accumulated net investment loss	(626,120)
Net Assets	$93,265,715
Net asset value per share	$9.57

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2013

(Unaudited)

INCOME:
Dividend income (less $160,428 of withholding taxes)	$592,096
Interest income	64
Total Income		$592,160

EXPENSES:
Management fee	412,058
Legal fees	178,557
Custodian fees	59,549
Directors’ fees and expenses	49,594
Auditing and tax reporting fees	26,302
Shareholder reports	21,475
Annual meeting expenses	19,286
Registration fees	12,851
Miscellaneous fees	5,819
Transfer agency fees	5,659
Total Expenses		791,150
INVESTMENT LOSS—NET		(198,990)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		7,737,299
Net realized gain on foreign currency transactions		136,629
Net realized gain on investments and foreign currency transactions		7,873,928
Net change in unrealized depreciation on investments		(5,915,961)
Net change in unrealized depreciation on foreign currency transactions and translation		(1,851,162)
Net realized and unrealized gain on investments and foreign currency transactions and translation		106,805
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		($92,185)

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

FROM INVESTMENT ACTIVITIES:	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment loss	$(198,990)	$(942,416)
Net realized gain on investments	7,737,299	7,725,945
Net realized gain on foreign currency transactions	136,629	169,363
Change in net unrealized depreciation on investments and foreign currency transactions and translation	(7,767,123)	(4,400,206)
Increase (decrease) in net assets derived from investment activities	(92,185)	2,552,686

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Capital gain distribution	(10,256,876)	(27,124,980)
Decrease in net assets derived from distributions to shareholders	(10,256,876)	(27,124,980)

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares reinvested as part of capital gain distribution	0	18,172,147
Net asset value of shares distributed as part of tender offer	0	(11,180,076)
Increase in net assets derived from capital share transactions	0	6,992,071
NET ASSETS:
Beginning of year	103,614,776	121,194,999
End of year (including accumulated net investment loss of $626,120 and $427,130, respectively)	$93,265,715	$103,614,776

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
APRIL 30, 2013

1.	Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values on April 30, 2013. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2013, and such changes are included in net change in unrealized depreciation of foreign currency transactions and translation on the statement of operations. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income, and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended October 13, 2012 and semi-annual period ended April 30, 2013, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification—For the year ended October 31, 2012, the Fund’s accumulated net investment loss was increased by $527,946, paid-in capital was decreased by $345,925, and the accumulated net realized gain on investments and foreign currency transactions was decreased by $182,021. The adjustments were a result of the reclassification of foreign exchange losses, tax treatment of the realized gains/losses upon disposition of passive foreign investment company stock, and net operating loss. These adjustments had no impact on net assets.

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. As of and during the six months ended April 30, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the six months and for the prior three tax years, the Fund did not incur any interest or penalties.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund’s experience, the

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

Fund expects the risk of loss to be remote and as such, no additional accruals were recorded on the statement of assets and liabilities.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. Under the management agreement, the Fund incurred fees to the Manager of $412,058 for the six months ended April 30, 2013. Under the Investment Advisory Agreement, the Manager informed the Fund that NAM earned sub-advisory fees of $107,983 from the Manager, not the Fund, for the six months ended April 30, 2013. In addition, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $23,996 and $107,983, respectively. At April 30, 2013, the management fee payable to the Manager by the Fund was $64,177.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended April 30, 2013. The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated Directors aggregated $49,594 for the six months ended April 30, 2013.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2013 were $25,055,243 and $36,123,188, respectively.

4. Federal Income Taxes

As of October 31, 2012, net unrealized appreciation on investments for Federal income tax purposes was $23,822,321, consisting of $27,589,482 related to appreciated securities and $3,767,161 related to depreciated securities. The aggregate cost of investments, at October 31, 2012, for federal income tax purposes was $77,358,161.

At October 31, 2012 the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation on investments and foreign currency transactions	$23,865,739
Undistributed long term capital gains	10,041,020
Qualified late year loss deferral	(427,128)
Total accumulated earnings	$33,479,631

The Fund paid a dividend distribution of $3.065 per share to shareholders of record as of November 30, 2011 on January 18, 2012. The ex-dividend date was November 28, 2011. The distribution is comprised of short-term capital gains of $0.46 and long-term capital gains of $2.605 per share. The dividend was paid in newly-issued shares of the Fund’s common stock. Shareholders had the option to request that their dividend be paid in cash in lieu of common stock; however, the aggregate amount of cash distributions to all shareholders was limited to $8,951,244, which represented 33% of the aggregate dollar amount of the total distribution. The 1,973,003 distributed shares of common stock were valued at $9.21 per share, which was the trade-weighted average trading price of the Fund’s common stock on the New York Stock Exchange during the three-business day period ended January 9, 2012.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2012 consisted of ordinary income of $3,661,136 and net long-term capital gains of $23,463,844. For Federal income tax purposes, there was no distribution for the fiscal year ended October 31, 2011.

5. Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”). ASU 2011- 04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods be-ginning after December 15, 2011. The adoption of ASU 2011-04 by the Fund did not have a material impact on the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2013.

Level	Investments in Securities
Level 1
Equity Securities*	$90,083,026
Foreign Currency	3,249,827
Level 2	-0-
Level 3	-0-
Total	$93,332,853

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the six months ended April 30, 2013, there were no transfers between Level 1, Level 2, or Level 3 securities.

During the six months ended April 30, 2013, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6. Share Repurchases and Discount Management Plan

The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010. The Plan consisted of an open-market share repurchase program and a tender offer component. The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010. Between July 1, 2010 and August 13, 2010, the

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

Fund repurchased 149,609 shares of its capital stock for an aggregate purchase price of $1,483,505. The impact of the Plan resulted in less than a $.01 change to the net asset value per share.

The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of capital stock. The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of capital stock. On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding capital stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended). The tender offer expired on December 17, 2010, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010. As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $.06 increase to the net asset value per share.

The Fund’s intention to conduct a second tender offer was announced on June 7, 2011. This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund's stock traded at a specific discount during the third quarter of 2011. The stock did trade at the specific discount. The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012. The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012. As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.

7. Recent Accounting Pronouncements

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. In January 2013, FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about offsetting Assets and Liabilities” (“ASU 2013-01”) that provides clarification about which instruments and transactions are subject to ASU 2011-11. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

	For the Six
	Months Ended		For the Year Ended
	April 30, 2013		October 31,
	(Unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.64		$13.69	$12.30	$9.76	$6.51	$16.42
Net investment income (loss)@	(0.02)		(0.10)	(0.16)	(0.07)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	—		0.10	1.49	2.61	3.28	(9.93)
Total from investment operations	(0.02)		0.00	1.33	2.54	3.26	(9.89)
Distributions:
Distributions from investment income, net	—		—	—	—	(0.01)	(0.02)
Distributions from capital gains	(1.05)		(3.07)	—	—	—	—
Total from distributions	(1.05)		(3.07)	—	—	(0.01)	(0.02)

Fund Share Transactions
Effect of Tender Offer*	—		0.02	0.06	—	—	—
Total Fund share transactions	—		0.02	0.06	—	—	—
Net asset value, end of year	$9.57		$10.64	$13.69	$12.30	$9.76	$6.51

Market value, end of year	$8.70		$9.65	$12.41	$11.25	$8.40	$5.54
Total investment return†	(9.8%)		(1.8%)	10.3%	33.9%	51.9%	(63.9%)
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$93,266		$103,615	$121,195	$136,026	$109,460	$72,940
Operating expenses	1.60	%**	1.81%	190%	1.81%	1.64%	1.36%
Net investment income (loss)	(0.40	%)**	(0.90%)	(1.13%)	(0.68%)	(0.33%)	0.32%
Portfolio turnover	26%		77%	75%	52%	57%	45%

†	Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.
@	Based on average shares outstanding.
*	Increase is due to Tender Offer (See Note 6)
**	Annualized

See notes to financial statements.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim
Chor Weng Tan
Masashi Terachi

OFFICERS
Masashi Terachi, President
Kenneth L. Munt, Vice President
Hiromichi Aoki, Vice President
Rita Chopra-Brathwaite, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Robert Kleinman, Treasurer
Amy J. Marose, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
New address effective July 29, 2013:
Worldwide Plaza
309 West 49th Street
New York, NY 10019-7316

Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036
KOREA EQUITY FUND
TWO WORLD FINANCIAL CENTER BUILDING B
NEW YORK, NEW YORK 10281

NEW ADDRESS EFFECTIVE JULY 29, 2013:
WORLDWIDE PLAZA
309 WEST 49th STREET
NEW YORK, NY 10019-7316

This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young LLP, and accordingly, they express no opinion thereon.
KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2013

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant’s investments in securities of unaffiliated issuers as of 04/30/13 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable to this semi-annual report.

(b) None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2a under the Investment Company Act of 1940 are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By:

/s/ Masashi Terachi
Masashi Terachi, President
(Principal Executive Officer)

Date:
6/27/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Masashi Terachi
Masashi Terachi, President
(Principal Executive Officer)

Date:
6/27/13

By:

/s/ Robert Kleinman
Robert Kleinman,  Treasurer
(Principal Financial Officer)

Date:
6/27/13